Exhibit 10.2

Royal Caribbean Cruises Ltd.

1050 Caribbean Way	tel: 305.539.6000
Miami, Fl 33132.2096 USA	www.royalcaribbean.com

December 19, 2008

Mr. Stephen A. Lynch

Senior Vice President

Northern Trust, N.A

700 Brickell Avenue

Miami, Florida 33132

Dear Mr. Lynch:

Reference is made to the Payment Schedule attached as Schedule A to the Trust Agreement for Richard D. Fain dated September 21, 2007 between Northern Trust NA as Trustee and Royal Caribbean Cruises Ltd. If not previously distributed by Northern        Trust NA pursuant to the terms of the Payment Schedule, Northern Trust NA will pay to Richard D. Fain on January 12, 2009 all the Trust assets in a lump sum, subject to any required reporting and tax withholding obligations as provided in the Trust Agreement. Except as amended by the foregoing, the Trust Agreement remains in full force and effect in accordance with its terms.

Sincerely,

Royal Caribbean Cruises Ltd.

By: /s/ Bradley H. Stein

Bradley H. Stein

Vice President and General Counsel

AGREED

Northern Trust NA

By: /s/ Stephen A. Lynch

Name: Stephen A. Lynch

Title: Senior Vice President

Date:	December 19, 2008